                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------

                                     AAMES

                           $175,000,000 (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2002-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
  CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS M-1, CLASS M-2 AND CLASS B



                            AAMES CAPITAL CORPORATION
                                     SPONSOR

                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                    DEPOSITOR


                                 MARCH 13, 2002








GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                             DATE PREPARED: MARCH 13, 2002

                           $175,000,000 (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2002-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1

=======================================================================================================================
                 APPROX       CERTIFICATE       WAL (YRS)       PYMT WINDOW (3)      TRANCHE       EXPECTED RATINGS
CLASS (1)      CLASS SIZE    COUPON (2)(4)    CALL/MAT (3)      CALL/MAT (MOS)         TYPE           MOODY'S/S&P
---------      ----------    -------------    ------------      ---------------        ----           -----------
A-1           $65,500,000         TBD           1.00/1.00          1-23/1-23       Fixed-Senior          Aaa/AAA
A-2            50,000,000         TBD           3.01/3.01         23-60/23-60      Fixed-Senior          Aaa/AAA
A-3            21,500,000         TBD           8.06/8.77        60-130/60-220     Fixed-Senior          Aaa/AAA
A-4 NAS        11,750,000         TBD           6.58/6.60        38-130/38-218     Fixed-Senior          Aaa/AAA
M-1            11,375,000         TBD           6.04/6.26        37-130/37-180       Fixed-Sub           Aa2/AA
M-2             7,875,000         TBD           6.04/6.19        37-130/37-164       Fixed-Sub            A2/A
B               7,000,000         TBD           6.00/6.03        37-130/37-145       Fixed-Sub          Baa2/BBB

TOTAL        $175,000,000
=======================================================================================================================

(1) The Certificates are backed by the cash flows from a pool of fixed rate and adjustable rate mortgage loans. The class sizes are subject to a +/- 10% variance.

(2) The Certificates are subject to a [5%] Clean-up Call (as described herein). The coupon on the Certificates will increase by [0.50%] after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4)  All Certificates are subject to the Net WAC Cap.






                                       2
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Issuer:                    Aames Mortgage Trust 2002-1.

Sponsor:                   Aames Capital Corporation, a California corporation and a wholly-owned subsidiary of Aames
                           Financial Corporation.

Depositor:                 Aames Capital Acceptance Corporation., a Delaware corporation and a wholly-owned subsidiary of
                           Aames Financial Corporation.

Servicer:                  Ocwen Federal Bank FSB ("OCWEN")

Underwriters:              Greenwich Capital Markets, Inc. (Lead and Book Manager), Lehman Brothers (Co), Morgan Stanley
                           (Co).

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           S&P and Moody's.

Statistical Calculation
Date:                      March 1, 2002.

Cut-Off Date:              The close of business on March 1, 2002 or for Mortgage Loans originated after the Cut-Off
                           Date, the origination date of such Mortgage Loans.

Pricing Date:              Week of March 11, 2002.

Closing Date:              On or about March 28, 2002.

Settlement Date:           On or about March 28, 2002.

Distribution Date:         The 25th of each month (or the next succeeding business day), beginning April 25, 2002.

Certificates Offered:      The "SENIOR CERTIFICATES" will consist of the Class A-1, Class A-2, Class A-3 and Class A-4
                           Certificates. The "SUBORDINATE CERTIFICATES" will consist of the Class M-1, Class M-2 and
                           Class B Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES".

Registration:              The Certificates will be available in book-entry form through DTC and upon request through
                           Euroclear or Clearstream, Luxembourg.

Accrued Interest:          The Certificates will settle with accrued
                           interest. The price to be paid by investors for the
                           Certificates will include accrued interest from March
                           1, 2002 up to, but not including the Settlement Date
                           (27 days).




                                       3
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Interest Accrual Period:   The interest accrual period for the Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Cleanup Call:              On the Distribution Date on which the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5%] of the sum of the aggregate principal balance of the Mortgage Loans and amounts on deposit in the Pre-Funding Account as of the Cut-off
                           Date (the "CLEAN-UP CALL DATE"), the Servicer will have the right to call all outstanding
                           Certificates by depositing an amount not less than the sum of (x) 100% of the principal balance of each such Mortgage Loan (other than any REO property whose market value is included pursuant to clause (y) as of the final distribution date), and (y) the fair market value of each REO property (as determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such repurchase is furnished to certificateholders), plus one month's interest at the interest rate on each such Mortgage Loan including any Mortgage Loan as to which title to the underlying mortgage property has been acquired by the Trust and any unreimbursed servicing advances made in respect of such mortgage loan less any payments of principal and interest received during the related collection period in respect of such Mortgage Loans.

Denominations:             $25,000 minimum; increments of $1,000.

Federal Tax Status:        The Certificates will be treated as REMIC regular interest for Federal income tax purposes.

ERISA:                     The Certificates are expected to be "ERISA" eligible.

SMMEA:                     After the end of the Pre-Funding Period, the Certificates (other than the Class M-2 and Class B Certificates) are expected to constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment
Speed:                     Fixed  rate  Mortgage  Loans:  [115%]  of PPC (100% PPC is equal to 4% - 20% CPR over 12 months)

                           Adjustable rate Mortgage Loans: [ 27%] CPR

Statistical Calculation
Mortgage Loans:            As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $118,044,387 (the "STATISTICAL CALCULATION MORTGAGE
                           LOANS").

Additional Mortgage
Loans:                     On or prior to the Closing Date approximately $13,205,613 of additional fixed rate mortgage loans having similar characteristics to the fixed rate Statistical Calculation Mortgage Loans will be added to the Trust (the "ADDITIONAL MORTGAGE Loans").


                                       4
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-Funding
 Account:                  An account (the "PRE-FUNDING ACCOUNT") will be established on the Closing Date into which approximately $43,750,000 will be deposited which will be used to purchase additional fixed rate mortgage loans (the "SUBSEQUENT MORTGAGE LOANS"). On or prior to [April 30, 2002] (the
                           "PRE-FUNDING PERIOD"), the related amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the fixed rate
                           Statistical Calculation Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal of the Certificates after such date).

                           The Statistical Calculation Mortgage Loans together with the Additional Mortgage Loans and the
                           Subsequent Mortgage Loans are collectively referred to herein as the "MORTGAGE LOANS".

Collateral Description:    For further information, please see the attached collateral term sheet.

Net WAC Cap:               As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the
                           Mortgage Loans less servicing and trustee fee rates.

Net Rate Cap Carryover:    As to any Distribution Date and the Senior and Subordinate Certificates, the sum of
                           (i)   the excess, if any, of interest due such  Certificates  (without regard to the Net WAC
                                 Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;
                           (ii)  any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and
                           (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Net WAC Cap).

Credit Enhancement:        Credit enhancement for the Certificates will consist of (i) Excess Interest Collections,
                           (ii) Overcollateralization and (iii) the subordination of Certificates with lower payment priorities.

Excess
Interest Collections:      For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of
                           (i) the interest paid on the Certificates and (ii) the servicing and trustee paid in respect of the Mortgage Loans paid on the related Distribution Date.

Overcollateralization:     The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization
                           Amount. This distribution of interest as principal will have the effect of accelerating the amortization of the Certificates relative to the underlying Mortgage Loans. On any Distribution
                           Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage
                           Loans (the "MORTGAGE LOAN BALANCE") plus any amounts in the Pre-Funding Account exceed the balance of the Certificates (the "CERTIFICATE PRINCIPAL BALANCE"). On any Distribution Date on
                           which the Mortgage Loan Balance and amounts in the Pre-Funding Account do not exceed the Certificate
                           Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the overcollateralization amount to the Required Overcollateralization Amount.


                                       5
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement
Percentage:

              Initial Credit                  Target Credit Enhancement
               Enhancement.                      After Stepdown Date
               ------------                      -------------------
         Rating          Percent              Rating             Percent
         ------          -------              ------             -------
          AAA           [15.00%]               AAA              [36.30%]
           AA            [8.50%]                AA              [23.30%]
           A             [4.00%]                A               [14.30%]
          BBB            [0.00%]               BBB               [6.30%]

Required Overcollateralization
Amount:                 On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the Required Overcollateralization Amount is equal to:
                        (i)   prior to the Stepdown Date, [3.15%] multiplied by the sum of the initial Mortgage
                              Loan Balance and the amount initially in the Pre-Funding Account;
                        (ii)  on or after the Stepdown Date, the greater of:
                                (a)  the lesser of:
                                     (x) [3.15%] multiplied by the sum of the initial Mortgage Loan Balance and the amount initially in the Pre-Funding Account; and (y) [6.30%] of the current balance of the Mortgage Loans and any amounts in the Pre-Funding Account;
                                (b)  0.50% of the initial balance of the Certificates (the "OC FLOOR").

                        On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required
                        Overcollateralization Amount as of the preceding Distribution Date.

Delinquency Event:      The three-month rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds [50%] of the percentage equal to the credit enhancement provided to the Senior
                        Certificates.

Cumulative Loss Event:  For any Distribution Date in the applicable period below, if cumulative losses on the Mortgage Loans exceed the applicable percentage of the aggregate initial balance of the Mortgage Loans:

                                       Distribution Periods                   Percentage
                                       --------------------                   ----------
                                        37-48                                   [3.50]%
                                        49-60                                   [5.00]%
                                        60-72                                   [6.25]%
                                        73 and thereafter                       [7.00]%

Stepdown Date:          The later to occur of
                        (x)     the earlier of:
                                (a)  the Distribution Date occurring in April 2005; and
                                (b)  the Distribution Date on which the aggregate balance of the Senior Certificates is reduced to zero; and
                        (y)     the first Distribution Date on which the aggregate Mortgage Loan balance and amounts in the Pre-Funding Account have been reduced to 50% of the aggregate of the
                                Mortgage Loan balance and the amount in the Pre-Funding Account as of the Cut-off Date.




                                       6
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordination Increase
Amount:                        As to any Distribution Date the lesser of the Subordination Deficiency and Excess
                               Interest Collections.

Subordination
Deficiency:                    As to any Distribution Date, the excess, if any, of the Required Overcollateralization
                               Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans, including distributions from the Pre-Funding
                               Account, (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:              As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans, including distributions from the Pre-Funding Account and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                               Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans as well as any amounts in the Pre-Funding Account not used to purchase Additional Mortgage Loans are distributed to the Certificates).

Priority of Distributions:     Available Funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                               1.  To the Servicer and the Trustee, the related fees;

                               2.  To the Senior Certificates, concurrently, the related Accrued Certificate Interest, pro rata, and any Interest Carry Forward Amount for such Class of Certificates for such Distribution Date;

                               3.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the Accrued
                                   Certificate Interest;

                               4.  To the Senior Certificates, the Senior Principal Distribution Amount for such
                                   Distribution Date, excluding any Subordination Increase Amount, payable in the order set forth under "Priority of Class A Principal Distribution";

                               5.  Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due (until the related required credit enhancement level is met), excluding any Subordination Increase Amounts;

                               6.  To the Certificates, the related Subordination Increase Amount, distributed in the order of priorities set forth in 4 and 5 above;

                               7.  To the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry
                                   Forward Amount for such class;

                               8.  To the holders of the Class M-1 Certificates, in an amount equal to the Realized Loss
                                   Amount allocable to the Class M-1 Certificates:

                               9.  To the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry
                                   Forward Amount for such class;

                               10. To the holders of the Class M-2 Certificates, in an amount equal to the Realized Loss
                                   Amount allocable to the Class M-2 Certificates:

                               11. To the holders of the Class B Certificates, in an amount equal to the Interest Carry
                                   Forward Amount for such class;

                               12. To the holders of the Class B Certificates, in an amount equal to the Realized Loss
                                   Amount allocable to the Class B Certificates:


                                       7
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               13. Sequentially, (a) concurrently to the Senior Certificates, pro rata, and (b)
                                   sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Net Rate Cap Carryover;

                               14. To the Class C Certificates, the amounts required by the pooling and servicing agreement;

                               15. To the residual certificates, any remaining amounts.

                               On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicer will be allocated, first, to the interest distribution amount with respect to the
                               Class C Certificates, and thereafter, to the Accrued Certificate Interest with respect to the
                               Senior Certificates and Subordinate Certificates on a pro rata basis based on the respective amounts of interest accrued on such Certificates for such Distribution Date. THE HOLDERS OF THE
                               OFFERED CERTIFICATES WILL NOT BE ENTITLED TO REIMBURSEMENT FOR ANY SUCH INTEREST SHORTFALLS.

Interest Shortfall             As to any Class of Certificates and any Distribution Date, is the amount equal to the sum of Relief Act Shortfalls and Prepayment Interest Shortfalls.

Accrued Certificate
Interest:                      As to any Distribution Date and for any Class of Certificates, the amount of interest due thereon in respect of any Interest Period at the applicable pass-through rate, less the related pro rata share of Interest Shortfalls.

Interest Carry Forward
Amount:                        As to any Distribution Date and for any Class of Certificates, the amount, if any, by which (i) the Accrued Certificate Interest on such Class for the preceding Distribution Date plus any outstanding Interest Carry Forward Amount with respect to such Class from the second preceding Distribution Date (together with interest on such outstanding Interest Carry Forward
                               Amount at the related pass-through rate for the related Interest Period to the extent lawful)
                               exceeds (ii) the amount of interest actually distributed to the holders of such Certificates on such preceding Distribution Date.

Principal Distribution
Amount:                        As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such
                               Distribution Date and (ii) the sum of (a) principal received in connection with the Mortgage
                               Loans less any Excess OC Amount; (b) amounts distributed as principal to the Certificates from the Pre-Funding Account and (c) the Subordination Increase Amount.



                                       8
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Senior Principal
Distribution Amount:           As to any Distribution Date prior to the Stepdown Date or during the continuation of a
                               Delinquency Event or a Cumulative Loss Event, the lesser of (i) 100% of the Principal
                               Distribution Amount and (ii) the balance of the Senior Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i)
                               the balance of the Senior Certificates prior to such Distribution Date over (ii)
                               the lesser of (a) 63.70% of the balance of the Mortgage Loans and amounts in the
                               Pre-Funding Account as of the end of the related due period and (b) the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Priority of Class A
Principal Distribution:        The Senior Principal Distribution Amount for any applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, distributed as follows:

                               The Senior Certificates will be paid in the following order of priority: (i) first, the Class A-4 Certificates will receive the Class A-4 Principal Distribution Amount,
                               (ii) then, the Class A-1 through Class A-3 Certificates will receive principal sequentially.

                               The Class A-4 Principal Distribution Amount is equal to the Class A-4 Lockout Percentage multiplied by the Class A-4 pro-rata allocation of the Principal Distribution Amount.
                               The Class A-4 Lockout Percentage is equal to the following:

                               Distribution Dates                       Class A-4 Lockout Percentage
                               ------------------                       ----------------------------
                                      1 - 36                                          0%
                                     37 - 60                                         45%
                                     61 - 72                                         80%
                                     73 - 84                                        100%
                               85 and thereafter                                    300%


                                       9
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class M-1 Principal
Distribution Amount:           As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the balance of the Senior Certificates has been reduced to zero and a
                               Delinquency Event or a Cumulative Loss Event exists, or (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

                               (1)  the sum of
                                    (A) the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable
                                        Distribution Date, and
                                    (B) the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date

                               Over (2) the lesser of

                                    (A) 76.70% of the Mortgage Loan Balance and amounts in the Pre-Funding Account as of the last day of the related Due Period, and
                                    (B) the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Class M-2 Principal
Distribution Amount:           As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate balance of the Senior Certificates and Class M-1
                               Certificates has been reduced to zero and a Delinquency Event or a Cumulative Loss Event exists, or (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

                               (1)  the sum of
                                    (A) the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the
                                        applicable Distribution Date,
                                    (B) the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for
                                        the applicable Distribution Date, and
                                    (C) the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date

                               Over (2) the lesser of

                                    (A) 85.70% of the Mortgage Loan Balance and amounts in the Pre-Funding Account as of the last day of the related Due Period, and
                                    (B) the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

                                       10
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class B Principal
Distribution Amount:           As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate balance of the Class A and Class M Certificates has been reduced to zero and a Delinquency Event or a Cumulative Loss Event exists, or
                               (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

                               (1)  the sum of
                                    (A)  the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the
                                         applicable Distribution Date,
                                    (B)  the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for
                                         the applicable Distribution Date, and
                                    (C)  the aggregate class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for
                                         the applicable Distribution Date
                                    (D)  the class principal balance of the Class B Certificates immediately prior to the applicable Distribution Date

                                    Over (2) the lesser of

                                    (A)  93.70% of the Mortgage Loan Balance and amounts in the Pre-Funding Account as of the last day of the related Due Period, and
                                    (B)  the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Allocation of Losses:          Losses not covered by the available credit enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1
                               Certificates).


                                       11
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Monthly Advance and
Compensating Interest:     Each month the Servicer will determine the amount of any unpaid interest due on the Mortgage
                           Loans. If the Servicer believes that unpaid interest can be recovered from the related Mortgage
                           Loan, then the Servicer will either:
                           o   Advance the unpaid interest to the trust out of its own funds; or
                           o   Advance the unpaid interest to the Trust out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

                           The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

                           The Servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to one-half the amount of the Servicer's Monthly Servicing Fee without any right of reimbursement ("COMPENSATING INTEREST").

                           The Servicer shall be entitled to be reimbursed by the Trust for servicing advances from the related
                           Mortgage Loan in respect of which the servicing advance was made.


                                       12
GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                                       13
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                               AVERAGE LIFE TABLES

CLASS A-1 TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT              50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE             15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         3.619           3.554          3.507           3.457           3.425           3.395
=======================================================================================================================
 WAL (YR)                          1.81            1.23           1.00            0.84            0.76            0.69
 MDUR (YR)                         1.70            1.18           0.97            0.81            0.73            0.67
 FIRST PRIN PAY                04/25/02        04/25/02       04/25/02        04/25/02        04/25/02        04/25/02
 LAST PRIN PAY                 01/25/06        08/25/04       02/25/04        09/25/03        07/25/03        06/25/03
-----------------------------------------------------------------------------------------------------------------------

CLASS A-2 TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT              50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE             15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         5.230           5.195          5.165           5.122           5.097           5.073
=======================================================================================================================
 WAL (YR)                          6.87            4.05           3.01            2.21            1.92            1.70
 MDUR (YR)                         5.53            3.53           2.70            2.03            1.78            1.58
 FIRST PRIN PAY                01/25/06        08/25/04       02/25/04        09/25/03        07/25/03        06/25/03
 LAST PRIN PAY                 09/25/14        04/25/09       03/25/07        11/25/05        10/25/04        07/25/04
-----------------------------------------------------------------------------------------------------------------------

CLASS A-3 TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT              50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE             15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         6.877           6.864          6.847           6.821           6.786           6.731
=======================================================================================================================
 WAL (YR)                         17.36           11.31           8.06            5.53            3.94            2.65
 MDUR (YR)                         9.79            7.56           5.92            4.41            3.31            2.35
 FIRST PRIN PAY                09/25/14        04/25/09       03/25/07        11/25/05        10/25/04        07/25/04
 LAST PRIN PAY                 05/25/23        06/25/16       01/25/13        07/25/10        03/25/09        11/25/06
-----------------------------------------------------------------------------------------------------------------------

CLASS A-4 TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         6.292           6.285          6.282           6.280           6.277           6.272
=======================================================================================================================
 WAL (YR)                          7.89            6.98           6.58            6.34            6.06            5.65
 MDUR (YR)                         5.92            5.41           5.18            5.05            4.88            4.62
 FIRST PRIN PAY                04/25/05        04/25/05       05/25/05        10/25/05        03/25/06        11/25/06
 LAST PRIN PAY                 05/25/23        06/25/16       01/25/13        07/25/10        03/25/09        04/25/08
-----------------------------------------------------------------------------------------------------------------------


                                       14
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                               AVERAGE LIFE TABLES

CLASS M-1 TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         6.942           6.922          6.903           6.886           6.879           6.878
=======================================================================================================================
 WAL (YR)                         12.17            7.95           6.04            4.87            4.50            4.46
 MDUR (YR)                         7.68            5.74           4.66            3.94            3.72            3.71
 FIRST PRIN PAY                02/25/08        12/25/05       04/25/05        07/25/05        09/25/05        12/25/05
 LAST PRIN PAY                 05/25/23        06/25/16       01/25/13        07/25/10        03/25/09        04/25/08
-----------------------------------------------------------------------------------------------------------------------

CLASS M-2 TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% CPR         85% CPR        115% CPR        150% CPR        175% CPR        200% CPR
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         7.395           7.374          7.354           7.333           7.322           7.316
=======================================================================================================================
 WAL (YR)                         12.17            7.95           6.04            4.80            4.32            4.07
 MDUR (YR)                         7.48            5.63           4.59            3.84            3.54            3.39
 FIRST PRIN PAY                02/25/08        12/25/05       04/25/05        05/25/05        06/25/05        08/25/05
 LAST PRIN PAY                 05/25/23        06/25/16       01/25/13        07/25/10        03/25/09        04/25/08
-----------------------------------------------------------------------------------------------------------------------

CLASS B TO CALL
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% CPR         85% CPR        115% CPR        150% CPR        175% CPR        200% CPR
-----------------------------------------------------------------------------------------------------------------------
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
-----------------------------------------------------------------------------------------------------------------------
   100-00                         7.750           7.728          7.707           7.684           7.671           7.662
-----------------------------------------------------------------------------------------------------------------------
 WAL (YR)                         12.10            7.90           6.00            4.73            4.21            3.89
-----------------------------------------------------------------------------------------------------------------------
 MDUR (YR)                         7.32            5.53           4.51            3.76            3.43            3.22
-----------------------------------------------------------------------------------------------------------------------
 FIRST PRIN PAY                02/25/08        12/25/05       04/25/05        04/25/05        05/25/05        05/25/05
-----------------------------------------------------------------------------------------------------------------------
 LAST PRIN PAY                 05/25/23        06/25/16       01/25/13        07/25/10        03/25/09        04/25/08
-----------------------------------------------------------------------------------------------------------------------


                                       15
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                               AVERAGE LIFE TABLES

CLASS A-1 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         3.619           3.554          3.507           3.457           3.425           3.395
=======================================================================================================================
 WAL (YR)                          1.81            1.23           1.00            0.84            0.76            0.69
 MDUR (YR)                         1.70            1.18           0.97            0.81            0.73            0.67
 FIRST PRIN PAY                04/25/02        04/25/02       04/25/02        04/25/02        04/25/02        04/25/02
 LAST PRIN PAY                 01/25/06        08/25/04       02/25/04        09/25/03        07/25/03        06/25/03
-----------------------------------------------------------------------------------------------------------------------

CLASS A-2 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         5.230           5.195          5.165           5.122           5.097           5.073
=======================================================================================================================
 WAL (YR)                          6.87            4.05           3.01            2.21            1.92            1.70
 MDUR (YR)                         5.53            3.53           2.70            2.03            1.78            1.58
 FIRST PRIN PAY                01/25/06        08/25/04       02/25/04        09/25/03        07/25/03        06/25/03
 LAST PRIN PAY                 09/25/14        04/25/09       03/25/07        11/25/05        10/25/04        07/25/04
-----------------------------------------------------------------------------------------------------------------------

CLASS A-3 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         6.888           6.884          6.874           6.853           6.810           6.731
=======================================================================================================================
 WAL (YR)                         18.27           12.21           8.77            6.03            4.17            2.65
 MDUR (YR)                         9.98            7.85           6.22            4.66            3.44            2.35
 FIRST PRIN PAY                09/25/14        04/25/09       03/25/07        11/25/05        10/25/04        07/25/04
 LAST PRIN PAY                 10/25/30        08/25/25       07/25/20        04/25/16        03/25/14        11/25/06
-----------------------------------------------------------------------------------------------------------------------

CLASS A-4 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         6.292           6.286          6.283           6.286           6.308           6.326
=======================================================================================================================
 WAL (YR)                          7.89            6.99           6.60            6.43            6.51            6.38
 MDUR (YR)                         5.92            5.41           5.19            5.09            5.15            5.07
 FIRST PRIN PAY                04/25/05        04/25/05       05/25/05        10/25/05        03/25/06        11/25/06
 LAST PRIN PAY                 08/25/30        06/25/25       05/25/20        02/25/16        01/25/14        07/25/12
-----------------------------------------------------------------------------------------------------------------------


                                       16
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                               AVERAGE LIFE TABLES

CLASS M-1 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% PPC         85% PPC        115% PPC        150% PPC        175% PPC        200% PPC
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         6.947           6.931          6.915           6.899           6.892           6.890
=======================================================================================================================
 WAL (YR)                         12.48            8.23           6.26            5.03            4.65            4.58
 MDUR (YR)                         7.74            5.83           4.75            4.03            3.80            3.78
 FIRST PRIN PAY                02/25/08        12/25/05       04/25/05        07/25/05        09/25/05        12/25/05
 LAST PRIN PAY                 10/25/28        11/25/21       03/25/17        10/25/13        01/25/12        08/25/10
-----------------------------------------------------------------------------------------------------------------------

CLASS M-2 TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% CPR         85% CPR        115% CPR        150% CPR        175% CPR        200% CPR
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         7.398           7.380          7.362           7.343           7.333           7.326
=======================================================================================================================
 WAL (YR)                         12.40            8.15           6.19            4.91            4.42            4.15
 MDUR (YR)                         7.53            5.69           4.65            3.90            3.60            3.44
 FIRST PRIN PAY                02/25/08        12/25/05       04/25/05        05/25/05        06/25/05        08/25/05
 LAST PRIN PAY                 05/25/27        01/25/20       11/25/15        09/25/12        02/25/11        11/25/09
-----------------------------------------------------------------------------------------------------------------------

CLASS B TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
         FLAT               50% CPR         85% CPR        115% CPR        150% CPR        175% CPR        200% CPR
         PRICE              15% CPR         22% CPR         27% CPR        35% CPR         40% CPR         45% CPR
=======================================================================================================================
   100-00                         7.751           7.729          7.709           7.686           7.674           7.664
=======================================================================================================================
 WAL (YR)                         12.15            7.94           6.03            4.75            4.23            3.90
 MDUR (YR)                         7.33            5.54           4.53            3.77            3.45            3.23
 FIRST PRIN PAY                02/25/08        12/25/05       04/25/05        04/25/05        05/25/05        05/25/05
 LAST PRIN PAY                 04/25/25        12/25/17       04/25/14        06/25/11        01/25/10        12/25/08
-----------------------------------------------------------------------------------------------------------------------


                                       17
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                       AAMES MORTGAGE TRUST, SERIES 2002-1
                     STATISTICAL CALCULATION MORTGAGE LOANS
                            ACTUAL 03/01/02 BALANCES

PRODUCT                                          Adjustable & Fixed Rate
TOTAL ORIGINAL BALANCE                                 118,129,089
TOTAL CURRENT BALANCE                                  118,044,387

NUMBER OF LOANS                                              1,323
                                                                                        MINIMUM            MAXIMUM
AVERAGE CURRENT BALANCE                                 $89,224.78                    $9,956.50        $632,000.00
AVERAGE ORIGINAL BALANCE                                $89,288.80                   $10,000.00        $632,000.00

WEIGHTED AVERAGE GROSS COUPON                               9.2942 %                     6.7500            14.9900 %
WEIGHTED AVERAGE GROSS MARGIN                               6.7635 %                     5.1250             9.7000 %
WEIGHTED AVERAGE MAXIMUM INTEREST RATE                     14.9432 %                    12.7500            20.8500 %
WEIGHTED AVERAGE MINIMUM INTEREST RATE                      8.9432 %                     6.7500            14.8500 %
WEIGHTED AVERAGE FIRST PERIOD CAP                           3.0000 %                     3.0000             3.0000 %
WEIGHTED AVERAGE PERIODIC RATE CAP                          1.0000 %                     1.0000             1.0000 %

WEIGHTED AVERAGE COMBINED ORIGINAL LTV                       73.76 %                       8.88              99.46 %

WEIGHTED AVERAGE FICO SCORE                                 603.61                       492.00             797.00

WEIGHTED AVERAGE ORIGINAL TERM                              328.03 months                120.00             360.00 months
WEIGHTED AVERAGE REMAINING TERM                             326.87 months                118.00             360.00 months
WEIGHTED AVERAGE SEASONING                                    1.16 months                  0.00              10.00 months

WEIGHTED AVERAGE RATE ADJUSTMENT FREQUENCY                    6.00 months                  6.00               6.00 months
WEIGHTED AVERAGE 1ST RATE ADJUSTMENT DATE                    36.00 months                 36.00              36.00 months
WEIGHTED AVERAGE MONTHS TO ROLL                              35.24 months                 27.00              37.00 months

TOP STATE CONCENTRATIONS ($)                       21.57% California, 17.07% Texas, 6.30% New York
MAXIMUM ZIP CODE CONCENTRATION ($)                  0.59% 60643 (Chicago, IL)

FIRST PAY DATE                                                                     Jun 01, 2001       May 01, 2002
NEXT DUE DATE                                                                      Mar 01, 2002       May 01, 2002
RATE CHANGE DATE                                                                   Jun 01, 2004       Apr 01, 2005
MATURITY DATE                                                                      Jan 01, 2012       Apr 01, 2032


                                       18
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                          NUMBER OF     OUTSTANDING AS OF    OUTSTANDING AS OF
PRODUCT                                                              MORTGAGE LOANS       THE CUTOFF DATE      THE CUTOFF DATE
-------                                                              --------------       ---------------      ---------------
 3/27 6 Month Libor Arm                                                         143        $14,960,928.68               12.67%
 Fixed Rate                                                                   1,180        103,083,458.00                87.33
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                         1,323       $118,044,386.68              100.00%
==============================================================================================================================

                                                                                                                % OF AGGREGATE
                                                                                        PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                                          NUMBER OF     OUTSTANDING AS OF    OUTSTANDING AS OF
CURRENT BALANCE                                                      MORTGAGE LOANS       THE CUTOFF DATE      THE CUTOFF DATE
---------------                                                      --------------       ---------------      ---------------
     9,956  -   50,000                                                          398        $15,196,713.90               12.87%
    50,001  -  100,000                                                          550         39,203,025.31                33.21
   100,001  -  150,000                                                          206         25,103,833.92                21.27
   150,001  -  200,000                                                           85         14,907,238.04                12.63
   200,001  -  250,000                                                           42          9,404,188.92                 7.97
   250,001  -  300,000                                                           21          5,781,631.49                 4.90
   300,001  -  350,000                                                            8          2,605,973.54                 2.21
   350,001  -  400,000                                                            7          2,621,178.99                 2.22
   450,001  -  500,000                                                            2            955,395.44                 0.81
   500,001  -  550,000                                                            2          1,058,207.13                 0.90
   550,001  -  600,000                                                            1            575,000.00                 0.49
   600,001  -  632,000                                                            1            632,000.00                 0.54
------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                         1,323       $118,044,386.68              100.00%
==============================================================================================================================


                                       19
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                  % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
GROSS COUPON                           MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
------------                           --------------      ---------------       ---------------
  6.750  -  7.000                                  14        $1,882,668.04                 1.59%
  7.001  -  7.500                                  38         3,960,123.23                  3.35
  7.501  -  8.000                                 143        18,649,922.94                 15.80
  8.001  -  8.500                                 129        15,709,159.36                 13.31
  8.501  -  9.000                                 184        20,987,603.89                 17.78
  9.001  -  9.500                                 180        15,670,333.26                 13.27
  9.501  - 10.000                                 182        14,593,982.97                 12.36
 10.001  - 10.500                                 103         7,786,314.20                  6.60
 10.501  - 11.000                                 110         6,937,624.03                  5.88
 11.001  - 11.500                                  48         2,735,997.77                  2.32
 11.501  - 12.000                                  77         4,109,949.09                  3.48
 12.001  - 12.500                                  46         2,218,567.23                  1.88
 12.501  - 13.000                                  35         1,534,626.02                  1.30
 13.001  - 13.500                                  19           673,961.74                  0.57
 13.501  - 14.000                                   8           308,710.90                  0.26
 14.001  - 14.500                                   3           113,095.94                  0.10
 14.501  - 14.990                                   4           171,746.07                  0.15
-------------------------------------------------------------------------------------------------
TOTAL                                           1,323      $118,044,386.68               100.00%
=================================================================================================

                                                                                  % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
GROSS MARGIN                           MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
------------                           --------------      ---------------       ---------------
  0.000  -  5.500                                   4          $331,948.89                 2.22%
  5.501  -  6.000                                  40         4,711,108.95                 31.49
  6.001  -  6.500                                  36         3,578,551.37                 23.92
  6.501  -  7.000                                  22         2,936,258.64                 19.63
  7.001  -  7.500                                   2           260,981.30                  1.74
  7.501  -  8.000                                  10           661,047.29                  4.42
  8.001  -  8.500                                  10           933,089.56                  6.24
  8.501  -  9.000                                  10           820,362.73                  5.48
  9.501  -  9.700                                   9           727,579.95                  4.86
-------------------------------------------------------------------------------------------------
TOTAL                                             143       $14,960,928.68               100.00%
=================================================================================================


                                       20
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % OF AGGREGATE
                                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                           NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
MAXIMUM INTEREST RATE                 MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
---------------------                 --------------      ---------------       ---------------
  0.000  - 13.000                                  6          $886,383.43                 5.92%
 13.001  - 13.500                                  9         1,178,500.00                  7.88
 13.501  - 14.000                                 18         2,773,068.92                 18.54
 14.001  - 14.500                                 16         1,994,127.40                 13.33
 14.501  - 15.000                                 21         2,115,406.94                 14.14
 15.001  - 15.500                                 15         1,378,041.65                  9.21
 15.501  - 16.000                                 16         1,430,992.99                  9.56
 16.001  - 16.500                                 16         1,551,805.20                 10.37
 16.501  - 17.000                                 12           944,779.64                  6.31
 17.001  - 17.500                                  3           200,428.41                  1.34
 17.501  - 18.000                                  4           188,132.00                  1.26
 18.001  - 18.500                                  1            43,000.00                  0.29
 18.501  - 19.000                                  2           118,756.03                  0.79
 19.001  - 19.500                                  1            48,750.00                  0.33
 19.501  - 20.000                                  2            82,510.00                  0.55
 20.501  - 20.850                                  1            26,246.07                  0.18
------------------------------------------------------------------------------------------------
TOTAL                                            143       $14,960,928.68                100.00%
================================================================================================

                                                                                 % OF AGGREGATE
                                                        PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                           NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
MINIMUM INTEREST RATE                 MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
---------------------                 --------------      ---------------       ---------------
  0.000  -  7.000                                  6          $886,383.43                 5.92%
  7.001  -  7.500                                  9         1,178,500.00                  7.88
  7.501  -  8.000                                 18         2,773,068.92                 18.54
  8.001  -  8.500                                 16         1,994,127.40                 13.33
  8.501  -  9.000                                 21         2,115,406.94                 14.14
  9.001  -  9.500                                 15         1,378,041.65                  9.21
  9.501  - 10.000                                 16         1,430,992.99                  9.56
 10.001  - 10.500                                 16         1,551,805.20                 10.37
 10.501  - 11.000                                 12           944,779.64                  6.31
 11.001  - 11.500                                  3           200,428.41                  1.34
 11.501  - 12.000                                  4           188,132.00                  1.26
 12.001  - 12.500                                  1            43,000.00                  0.29
 12.501  - 13.000                                  2           118,756.03                  0.79
 13.001  - 13.500                                  1            48,750.00                  0.33
 13.501  - 14.000                                  2            82,510.00                  0.55
 14.501  - 14.850                                  1            26,246.07                  0.18
------------------------------------------------------------------------------------------------
TOTAL                                            143       $14,960,928.68                100.00%
================================================================================================


                                       21
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                            % OF AGGREGATE
                                                   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
INITIAL RATE CAP                 MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
----------------                 --------------      ---------------       ---------------
  3.000                                     143       $14,960,928.68               100.00%
-------------------------------------------------------------------------------------------
TOTAL                                       143       $14,960,928.68               100.00%
===========================================================================================


                                                                            % OF AGGREGATE
                                                   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
SUBSEQUENT RATE CAP              MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------------------              --------------      ---------------       ---------------
  1.000                                     143       $14,960,928.68               100.00%
-------------------------------------------------------------------------------------------
TOTAL                                       143       $14,960,928.68               100.00%
===========================================================================================


                                                                            % OF AGGREGATE
                                                   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE        MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------------------------        --------------      ---------------       ---------------
 March 2005                                 107       $11,837,600.00                79.12%
 Nov  2004                                   17         1,492,863.49                  9.98
 Dec  2004                                   12         1,029,387.56                  6.88
 Apr  2005                                    2           213,000.00                  1.42
 Jun  2004                                    1           182,015.33                  1.22
 Jan  2005                                    3           126,287.91                  0.84
 Aug  2004                                    1            79,774.39                  0.53
-------------------------------------------------------------------------------------------
TOTAL                                       143       $14,960,928.68               100.00%
===========================================================================================


                                       22
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                             % OF AGGREGATE
                                                    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                       NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
COMBINED ORIGINAL LTV             MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
---------------------             --------------      ---------------       ---------------
   8.88  -  10.00                              2           $46,786.04                 0.04%
  15.01  -  20.00                              7           278,881.85                  0.24
  20.01  -  25.00                             13           573,838.90                  0.49
  25.01  -  30.00                             20         1,549,826.13                  1.31
  30.01  -  35.00                              8           332,793.10                  0.28
  35.01  -  40.00                             29         1,545,808.32                  1.31
  40.01  -  45.00                             20         1,434,688.79                  1.22
  45.01  -  50.00                             37         2,343,869.95                  1.99
  50.01  -  55.00                             46         3,048,739.99                  2.58
  55.01  -  60.00                             58         4,953,048.03                  4.20
  60.01  -  65.00                             94         7,703,148.28                  6.53
  65.01  -  70.00                            146        11,669,281.70                  9.89
  70.01  -  75.00                            217        19,033,833.71                 16.12
  75.01  -  80.00                            403        39,666,121.56                 33.60
  80.01  -  85.00                             93         8,860,099.41                  7.51
  85.01  -  90.00                            110        12,744,175.87                 10.80
  90.01  -  95.00                             16         1,775,404.37                  1.50
  95.01  -  99.46                              4           484,040.68                  0.41
--------------------------------------------------------------------------------------------
TOTAL                                      1,323      $118,044,386.68               100.00%
============================================================================================

                                                                             % OF AGGREGATE
                                                    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                       NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
FICO                              MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
----                              --------------      ---------------       ---------------
 492  - 500                                    5          $262,153.47                 0.22%
 501  - 550                                  211        18,406,994.88                 15.59
 551  - 600                                  439        37,697,912.32                 31.94
 601  - 650                                  457        42,766,149.15                 36.23
 651  - 700                                  161        14,727,989.40                 12.48
 701  - 750                                   38         3,277,114.72                  2.78
 751  - 797                                   12           906,072.74                  0.77
--------------------------------------------------------------------------------------------
TOTAL                                      1,323      $118,044,386.68               100.00%
============================================================================================


                                       23
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL TERM                  MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------------                  --------------      ---------------       ---------------
 120                                       28        $1,491,138.60                 1.26%
 133  - 144                                 1            39,841.67                  0.03
 169  - 180                               244        16,472,233.99                 13.95
 229  - 240                                57         3,553,535.88                  3.01
 289  - 300                                 3           260,559.11                  0.22
 349  - 360                               990        96,227,077.43                 81.52
-----------------------------------------------------------------------------------------
TOTAL                                   1,323      $118,044,386.68               100.00%
=========================================================================================

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
REMAINING TERM                 MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
--------------                 --------------      ---------------       ---------------
 118  - 120                                28        $1,491,138.60                 1.26%
 139  - 144                                 1            39,841.67                  0.03
 175  - 180                               244        16,472,233.99                 13.95
 235  - 240                                57         3,553,535.88                  3.01
 295  - 300                                 3           260,559.11                  0.22
 349  - 354                                11           882,576.02                  0.75
 355  - 360                               979        95,344,501.41                 80.77
-----------------------------------------------------------------------------------------
TOTAL                                   1,323      $118,044,386.68               100.00%
=========================================================================================

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
PREPAYMENT PENALTY FLAG        MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-----------------------        --------------      ---------------       ---------------
 No Prepayment Penalty                    442       $32,290,650.75                27.35%
 Prepayment Penalty                       881        85,753,735.93                 72.65
-----------------------------------------------------------------------------------------
TOTAL                                   1,323      $118,044,386.68               100.00%
=========================================================================================

                                       24
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                  % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL PREPAYMENT PENALTY TERM       MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
--------------------------------       --------------      ---------------       ---------------
   0                                              442       $32,290,650.75                27.35%
   6                                                1            24,981.30                  0.02
  12                                               80         7,915,240.63                  6.71
  24                                               12         1,526,158.43                  1.29
  36                                              242        23,448,015.49                 19.86
  42                                               14         1,776,134.77                  1.50
  60                                              532        51,063,205.31                 43.26
-------------------------------------------------------------------------------------------------
TOTAL                                           1,323      $118,044,386.68               100.00%
=================================================================================================

                                                                                  % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
DOCUMENTATION                          MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------------                          --------------      ---------------       ---------------
 Full                                           1,122       $98,895,693.16                83.78%
 Light                                             12           950,303.45                  0.81
 Stated                                           189        18,198,390.07                 15.42
-------------------------------------------------------------------------------------------------
TOTAL                                           1,323      $118,044,386.68               100.00%
=================================================================================================

                                                                                  % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
CREDIT GRADE                           MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
------------                           --------------      ---------------       ---------------
 A                                                239       $25,039,879.13                21.21%
 A+                                                65         5,870,478.71                  4.97
 A-                                               413        41,218,283.44                 34.92
 B                                                250        20,344,778.64                 17.23
 B+                                                85         7,831,647.27                  6.63
 B-                                                41         2,617,996.39                  2.22
 C                                                127         9,086,698.71                  7.70
 C+                                                34         1,804,505.14                  1.53
 C-                                                28         1,806,822.75                  1.53
 D                                                 41         2,423,296.50                  2.05
-------------------------------------------------------------------------------------------------
TOTAL                                           1,323      $118,044,386.68               100.00%
=================================================================================================

                                       25
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                          NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
OCCUPANCY                            MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
---------                            --------------      ---------------       ---------------
 Non-Owner                                      114        $7,778,422.09                 6.59%
 Primary                                      1,204       109,748,097.30                 92.97
 Second Home                                      5           517,867.29                  0.44
-----------------------------------------------------------------------------------------------
TOTAL                                         1,323      $118,044,386.68               100.00%
===============================================================================================

                                                                                % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                          NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
CHANNEL                              MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------                              --------------      ---------------       ---------------
 Broker                                         331       $38,963,761.57                33.00%
 National Loan Center                           155        13,661,117.62                 11.57
 Retail                                         837        65,419,507.49                 55.42
-----------------------------------------------------------------------------------------------
TOTAL                                         1,323      $118,044,386.68               100.00%
===============================================================================================

                                                                                % OF AGGREGATE
                                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                          NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
PROPERTY TYPE                        MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------------                        --------------      ---------------       ---------------
 Condominium                                     40        $3,794,886.68                 3.21%
 Manufactured Housing                            13           792,859.78                  0.67
 Single Family                                1,197       105,124,259.12                 89.05
 Two-Four Family                                 73         8,332,381.10                  7.06
-----------------------------------------------------------------------------------------------
TOTAL                                         1,323      $118,044,386.68               100.00%
===============================================================================================

                                       26
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                % OF AGGREGATE
                                       PRINCIPAL BALANCE     PRINCIPAL BALANCE
                          NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
STATE                MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-----                --------------      ---------------       ---------------
 Arizona                         19        $1,620,046.70                 1.37%
 Arkansas                         1           110,200.00                  0.09
 California                     180        25,463,222.88                 21.57
 Colorado                        11         1,335,995.47                  1.13
 Connecticut                      8         1,229,032.32                  1.04
 Florida                         77         6,968,663.85                  5.90
 Georgia                         24         1,816,183.65                  1.54
 Hawaii                          26         4,667,333.22                  3.95
 Idaho                            4           245,952.84                  0.21
 Illinois                        48         4,030,925.52                  3.41
 Indiana                         25         1,680,829.87                  1.42
 Iowa                            37         2,049,879.27                  1.74
 Kansas                           2           116,481.30                  0.10
 Kentucky                         5           320,843.82                  0.27
 Louisiana                       10           511,518.09                  0.43
 Maryland                        10         1,728,075.72                  1.46
 Massachusetts                   12         1,624,769.09                  1.38
 Michigan                        71         4,657,866.94                  3.95
 Minnesota                       16         1,877,752.06                  1.59
 Mississippi                      6           251,289.64                  0.21
 Missouri                        26         1,306,012.91                  1.11
 Montana                          9           714,653.70                  0.61
 Nebraska                         2           189,179.68                  0.16
 Nevada                          13         1,276,268.22                  1.08
 New Jersey                      16         1,777,712.63                  1.51
 New Mexico                       2           195,180.06                  0.17
 New York                        79         7,431,127.86                  6.30
 North Carolina                  22         1,262,775.69                  1.07
 North Dakota                     1            75,470.00                  0.06
 Ohio                            85         6,035,434.42                  5.11
 Oklahoma                        26         1,219,215.43                  1.03
 Oregon                          18         2,076,472.56                  1.76
 Pennsylvania                    26         1,896,013.93                  1.61
 Rhode Island                     7         1,192,369.41                  1.01
 South Carolina                   7           353,185.25                  0.30
 Tennessee                       35         2,329,391.95                  1.97
 Texas                          286        20,154,372.06                 17.07
 Utah                             6           498,339.74                  0.42
 Virginia                        17         1,942,434.54                  1.65
 Washington                      21         2,170,143.84                  1.84
 West Virginia                    5           236,422.78                  0.20
 Wisconsin                       21         1,362,366.80                  1.15
 Wyoming                          1            42,980.97                  0.04
-------------------------------------------------------------------------------
TOTAL                         1,323      $118,044,386.68               100.00%
===============================================================================

                                       27
GREENWICH CAPITAL
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % OF AGGREGATE
                                              PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                 NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
LIEN POSITION               MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-------------               --------------      ---------------       ---------------
 First Lien                          1,323      $118,044,386.68               100.00%
--------------------------------------------------------------------------------------
TOTAL                                1,323      $118,044,386.68               100.00%
======================================================================================

                                                                       % OF AGGREGATE
                                              PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                 NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN PURPOSE                MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
------------                --------------      ---------------       ---------------
 Cash Out Refinance                    842       $75,799,431.38                64.21%
 Purchase                              117        10,285,368.54                  8.71
 Rate/Term Refinance                   364        31,959,586.76                 27.07
--------------------------------------------------------------------------------------
TOTAL                                1,323      $118,044,386.68               100.00%
======================================================================================

                                                                       % OF AGGREGATE
                                              PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                 NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
MI INSURED                  MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
----------                  --------------      ---------------       ---------------
 Mortgage Insurance                     25        $3,015,353.68                 2.55%
 No Mortgage Insurance               1,298       115,029,033.00                 97.45
--------------------------------------------------------------------------------------
TOTAL                                1,323      $118,044,386.68               100.00%
======================================================================================

                                                                       % OF AGGREGATE
                                              PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                 NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
DELINQUENCY                 MORTGAGE LOANS      THE CUTOFF DATE       THE CUTOFF DATE
-----------                 --------------      ---------------       ---------------
 Current                             1,323      $118,044,386.68               100.00%
--------------------------------------------------------------------------------------
TOTAL                                1,323      $118,044,386.68               100.00%
======================================================================================


                                       28
GREENWICH CAPITAL
--------------------------------------------------------------------------------